Content Assets, Net - Schedule of Amortization Amount of Content Asset (Details)	Jun. 30, 2025 USD ($)
Schedule of Amortization Amount of Content Asset [Abstract]
For the six months ending December 31, 2025	$ 2,179,700
For the year ending December 31, 2026	257,700
For the year ending December 31, 2027	3,800
Total	$ 2,441,200